                                                                   EXHIBIT 10.17


                        TRANSPORTATION SERVICE AGREEMENT
                         UNDER RATE SCHEDULE FTS OR ITS

         THIS AGREEMENT ("Agreement"), entered into on May 20, 1992, is between Arkansas Western Pipeline Company ("Transporter"), an Arkansas corporation, and Associated Natural Gas Company, a division of Arkansas Western Gas Company, ("Shipper");

                                  WITNESSETH:

         WHEREAS, Shipper has requested natural gas for that Transporter transport Shipper; and

         WHEREAS, Transporter has agreed to provide such transportation for Shipper subject to the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, the parties agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         1.1 "Maximum Daily Delivery Obligation (MDDO)" means the maximum daily quantity of natural gas, expressed in Dekatherms (Dth), that Transporter is obligated to deliver from time to time at the Point(s) of Delivery specified in Exhibit B to the executed Agreement.

         1.2 "Maximum Daily Quantity (MDQ) " means the maximum daily quantity of natural gas, expressed* in Dth's, that Transporter is obligated under the executed Agreement to transport on behalf of' Shipper, which shall be 23,000 Dth.

         1.3 "Equivalent Quantity" means the quantity, expressed in Dth's, delivered to Shipper by Transporter at the Point(s) of Delivery. Such quantity is equal to the quantity of gas received from Shipper at the Point(s) of Receipt less Fuel Usage and Applicable Shrinkage.

         1.4 "Fuel Usage and Applicable Shrinkage" means the quantity of natural gas retained by Transporter for fuel usage, leakage, blow-down, minor line pack fluctuations, and lost and unaccounted for natural gas.

                                   ARTICLE II

                       NATURAL GAS TRANSPORTATION SERVICE

         2.1 Beginning on the date on which deliveries of natural gas are commenced hereunder, and thereafter for the remaining term of this Agreement, Shipper agrees to tender gas to Transporter at the Point(s) of Receipt, and Transporter agrees to transport and redeliver and Shipper agrees to accept delivery of the Equivalent Quantities of gas at the Point(s) of Delivery, all in accordance with the terms of this Agreement.

         2.2 Transportation service rendered hereunder shall be firm/interruptible service as described in Section 2 of Transporter's X Rate Schedule FTS _____ Rate Schedule ITS.

                                  ARTICLE III

                              POINT(S) OF RECEIPT

         The Point(s) of Receipt at which Transporter shall receive gas for transportation under this Agreement shall be specified in Exhibit A to this Agreement.

                                   ARTICLE IV

                              POINT(S) OF DELIVERY

         The Point(s) of Delivery at which Transporter shall redeliver to Shipper or for the account of Shipper an Equivalent Quantity of gas for transportation under this Agreement shall be specified in Exhibit B to this Agreement. Notwithstanding the MDDO at each Point of Delivery, Shipper shall not nominate a total quantity of natural gas at all Points of Delivery that exceeds the MDQ set forth in this Agreement.

                                   ARTICLE V

                               TERM OF AGREEMENT

         5.1 Subject to the General Terms and Conditions of Transporter's FERC Gas Tariff and Rate Schedule FTS/ITS, this Agreement shall be effective as of the date of physical completion of and initial deliveries on Transporter's pipeline and shall continue for a primary term of ten years. Thereafter, this Agreement shall be effective month to month, until terminated by Transporter or Shipper upon the following written notice to the other specifying a termination date: sixty (60) days for interruptible transportation under Rate Schedule ITS and 180 days for firm transportation under Rate Schedule FTS.

         5.2 Any portions of this Agreement necessary to balance receipts and deliveries under this Agreement as required by the FTS/ITS Rate Schedule, shall survive the other parts of this Agreement until such time as such balancing has been accomplished.

                                   ARTICLE VI

                           RATE SCHEDULE AND CHARGES

         6.1 Shipper shall pay Transporter for the service hereunder an amount determined in accordance with Transporter's FTS/ITS Rate Schedule, and the General Terms and Conditions of Transporter's FERC Gas Tariff, all as may be revised from time to time. Such FTS/ITS Rate Schedule and General Terms and Conditions are incorporated by reference and made a part hereof.

         6.2 Transporter may seek authorization from the FERC and/or other appropriate body to change any rate(s) and/or term(s) set forth herein or in the FTS or ITS Rate Schedule. Nothing herein shall be construed to deny Shipper any rights it may have under the Natural Gas Act or the Natural Gas Policy Act including the right to participate fully in rate proceedings by intervention or otherwise to contest increased rates in whole or in part.

                                  ARTICLE VII

                             REDUCTION IN CAPACITY

         For firm transportation only, if Transporter's capacity is reduced for any reason and a reduction of the quantity of gas being transported hereunder is required, Shipper's MDQ shall be reduced pro rata with the MDQ's of the other firm Shippers during the period of such capacity reduction.

                                  ARTICLE VIII

                                  MISCELLANEOUS

         8.1 Amendment. This Agreement shall only be amended, varied or modified by an instrument in writing executed by Transporter and Shipper. Such amendment will be effective upon compliance with Article VIII herein.

         8.2 Applicable Law. This Agreement and the rights and duties of Transporter and Shipper hereunder shall be governed by and interpreted in accordance with the laws of the State of Arkansas, without recourse to the law governing conflict of laws.

         8.3 Waiver. No waiver by either Transporter or Shipper of any default by the other in the performance of any provision, condition or requirement herein shall be deemed a waiver of, or in any manner a release from, performance of any other provision, condition or requirement herein, nor deemed to be a waiver of, or in any manner a release from, future performance of the same provision, condition or requirement; nor shall any delay or omission by Transporter or Shipper to exercise any right hereunder impair the exercise of any such right or any like right accruing to it thereafter.

         8.4 Headings. The headings of each of the various sections in this Agreement are included for convenience of reference only and shall have no effect on, nor be deemed part of the text of, this Agreement.

         8.5 Further Assurances. Transporter and Shipper shall execute and deliver all instruments and documents and shall do all acts necessary to effectuate this Agreement.

         8.6 Entire Agreement. This Agreement constitutes the entire agreement between Transporter and Shipper concerning the subject matter hereof and supersedes all prior understandings and written and oral agreements relative to said matter.

         8.7 Cancellation of Prior Agreement(s). This Agreement, upon its effective date, supersedes and cancels any and all other agreements between Transporter and Shipper relating to the transportation of gas by Transporter for Shipper.

                                   ARTICLE IX

                                    NOTICES

         All notices, requests, statements or other communications provided for under this Agreement shall be in writing and shall be given by personal delivery or by United States mail, postage prepaid, and addressed as follows:

         If to Shipper:

         Arkansas Western Gas Company
         1001 Sain Street
         P. 0. Box 1288
         Fayetteville, AR 72702-1288

         If to Transporter:

         Arkansas Western Pipeline Company
         1083 Sain Street
         P. O. Box 1408
         Fayetteville, AR 72702-1408
         Attn: Manager of Transportation Services

         All written notices, requests, statements or other communications shall be sufficiently given if mailed postage prepaid by registered, certified, or regular mail and shall be deemed to have been duly delivered on the third business day following the date on which same was deposited in the United States mail, addressed in accordance with this Article VIII. Either Shipper or Transporter may designate a different address to which notices, requests, statements, payments or other communications shall be sent upon proper notice as set forth in this Article VIII.

              IN WITNESS WHEREOF, Transporter and Shipper have caused this Agreement to be duly executed by their duly authorized officers in two (2) original counterparts as of May 20, 1992.

                                      "TRANSPORTER"

                                      ARKANSAS WESTERN PIPELINE COMPANY
                                      an Arkansas Corporation


                                      By /s/ [ILLEGIBLE]
                                         ---------------------------------------
                                         President


WITNESS: /s/ [ILLEGIBLE]
         ------------------------

                                      "SHIPPER"

                                      ASSOCIATED NATURAL GAS COMPANY,
                                      a division of Arkansas Western Company Gas
                                      Company


                                      By /s/ [ILLEGIBLE]
                                         ---------------------------------------


WITNESS:
         ------------------------

                                    EXHIBIT A
                                       TO
                        TRANSPORTATION SERVICE AGREEMENT
                               DATED MAY 20, 1992
                     BETWEEN ASSOCIATED NATURAL GAS COMPANY
                      AND ARKANSAS WESTERN PIPELINE COMPANY


                                                                              Pressure Psig
                               Meter                                   MDQ    -------------
     Receipt Point             Number     SEC-TWN-RNG   County   ST   Dth/d    Max     Min
     -------------             -------    -----------   ------   --   ------  -----   -----
1.   NOARK Pipeline System     Pending     31-19N-9E     Clay    AR   23,000   685     550


SHIPPER:                                TRANSPORTER:
ASSOCIATED NATURAL GAS COMPANY          ARKANSAS WESTERN PIPELINE COMPANY


By: /s/ [ILLEGIBLE]                     By: /s/ [ILLEGIBLE]
    --------------------------              -----------------------------

                                    EXHIBIT B
                                       TO
                        TRANSPORTATION SERVICE AGREEMENT
                               DATED MAY 20, 1992
                     BETWEEN ASSOCIATED NATURAL GAS COMPANY
                      AND ARKANSAS WESTERN PIPELINE COMPANY


                                                                               Pressure Psig
                               Meter                                   MDDO    -------------
     Delivery Point            Number     SEC-TWN-RNG   County    ST   Dth/d    Max     Min
     --------------            -------    -----------   -------   --   ------  -----   -----
1.   Associated Natural Gas    Pending    28-19N-10E    Dunklin   mo   23,000   500     400


SHIPPER:                                TRANSPORTER:
ASSOCIATED NATURAL GAS COMPANY          ARKANSAS WESTERN PIPELINE COMPANY


By: /s/ [ILLEGIBLE]                     By: /s/ [ILLEGIBLE]
    --------------------------              -----------------------------
    President

                                   SCHEDULE 2

              CONTRACTS BIFURCATED OR PARTIALLY ASSIGNED TO ATMOS


Contract                               Quantity Assigned        Expiration
--------                               -----------------        ----------
Transportation & Storage:
AWP FT dated 5/20/92                    13,370 MMBtu/d          07/31/2003
Ozark FT #Z2001 @ AWP                   13,370 MMBtu/d          10/31/2002
Ozark FT #Z2001 @ NGPL                   .2000 MMBtu/d          10/31/2002
TETCO CDS (FT) #800204                   9,826 MMBtu/d          10/31/2012
TETCO SSI #400184                       11,303 DTH/d W/D        04/30/2012
                                        .3,876 DTH/d Inj.       04/30/2012
Supply:
SEECO Finn Sales dated 10/1/90          15,370 MMBtu/d          09/30/2000

              FORM OF NOTICE OF PERMANENT RELEASE OF FIRM CAPACITY
                        AND CONSENT TO PARTIAL ASSIGNMENT

A. Associated Natural Gas Company, a division of Arkansas Western Gas Company ("Releasing Shipper") is a firm Shipper that is party to an executed and valid Service Agreement with Arkansas Western Pipeline Company under Rate Schedule FTS ("Transporter"). Releasing Shipper proposes to release capacity as set forth below, and in accordance with the applicable provisions of Transporter's FERC Gas Tariff. Upon the satisfaction of all conditions applicable to the proposed release transaction, including all applicable provisions of Section 14 of the General Terms and Conditions of Transporter's FERC Gas Tariff, Releasing Shipper will consent to a partial and permanent assignment of capacity on Transporter's system. Subject to the satisfaction of such conditions by the Releasing Shipper and the Replacement Shipper, Transporter will consent to this partial and permanent assignment of capacity on its system, and will waive the requirement under Section
         14.7 of the General Terms and Conditions of Transporter's FERC Gas Tariff, providing that Releasing Shipper shall remain the guarantor of payment to Transporter of all demand charges arising under its Service Agreement with Transporter for such assigned capacity.

B. Rate Schedule and contract number pursuant to which capacity is released, Contract Number: FTS - 0 1

C.       Quantity of capacity to be released: Max 13,370 Dfli/Day,
                               Min 13,370 DthDay.

D. (i) Minimum transportation rate acceptable to Releasing Shipper (if none, write "none"; includes commodity component):

         Tariff Rate

         (ii) Bid Requirements:

              (a) _X_ Reservation, __Volumetric

                  or ___ Volumetric with ___ volume commitment

              (b) __ Dollar/Cents or __ Percentage

E. Receipt Points and Delivery Points (designate primary and/or secondary):

         Receipt Point: "Ozark/AWP Interconnect" Meter 00010

         Delivery Point: "AWP/ANG Interconnect" Meter 00020 MDQ @ 13,370
         MMBtu/d.

F. Bid Evaluation Methodology: i) highest rate, net revenue or present value

         ii). If Releasing Shipper chooses to provide weighting factors in accordance with Section 14.9 of the General Terms and Conditions of Transporter's FERC Gas Tariff, weighting factors are as follows: Please provide a range for each factor between 0 - 1,000. The numbers need not add up to 1,000.

                  _________________ Volume (0 - 1,000)

                  Max Rate ___________________ -1 Rate (0 - 1,000)


G.       i).      Designated Replacement Shipper (if none, write "none"):

                  United Cities Gas Company a, division of Atmos Energy Corporation.

         ii). Terms and conditions agreed to between Releasing Shipper and Designated Replacement Shipper:

                               _________ Demand Rate (MMBtu)

                               13,370 Volume MMBtu/Day

         iii) Releasing Shipper and Designated Replacement Shipper understand Designated Replacement Shipper may not receive the released capacity if it fails to match any best bid submitted by another potential Shipper as provided in Transporter's FERC Gas Tariff.

H.       Other terms and conditions (if none, write "none"): _________________

This is a maximum tariff rate, permanent assignment of capacity, not subject to bid.

     "Date                         Releasing Shipper: Associated Natural Gas Co.
                                   Charles V. Stevens, Sr. Vice President

                                     ANY, a division of Atmos Energy Corporation

                                   UNITED CITIES GAS

                                   BY: /s/ [ILLEGIBLE]
                                       -----------------------------------------
                                       Replacement Shipper*

 -May 24, 2000

     Date

     Date                                         Transporter:

                       ARKANSAS WESTERN PIPELINE COMPANY

To be executed, prior to posting by Transporter, by Replacement Shipper only if Replacement Shipper has been designated by Releasing Shipper in G(i) above.

                      BID ON PERMANENTLY RELEASED CAPACITY
                      ON ARKANSAS WESTERN PIPELINE COMPANY

A. United Cities Gas Company a, division of Atmos Energy Corporation ("Bidder") hereby bids on released capacity ("Capacity") on the system of Arkansas Western Pipeline Company ("Transporter"). This bid will remain open until Transporter selects a winning bidder, or notice of withdrawal is received by Transporter.

B. The Capacity was released by Associated Natural Gas Company, a division of Arkansas Western Gas Company.

         (FTS - 01) under Transporter's Rate Schedule FTS,

C. The transportation rate bid is Maximum Tariff Rate per Dth, not including commodity charge, fuel, or other applicable fees.

D.       The quantity of Capacity bid for is 13,370 Dth/Day

E. The term of the Capacity bid for is (Permanent Assignment through original contract term) Months/Years, beginning June 1, 2000 and ending at the expiration date of contract FTS - 01.

F.       Receipt and Delivery points (designate primary and/or secondary)

         Receipt Point: "Ozark/AWP Interconnect" Meter 000 10

         Delivery Point: "AWP/ANG Interconnect" Meter 00020 MDQ @ 13,370
         MMBtu/d.

G.       Other information requested by the Releasing Shipper

         This is a maximum tariff rate, permanent assignment of capacity, not subject to bid.

H. Bidder agrees to comply with all terms and conditions of Transporter's FERC Gas Tariff.

I. If selected by Transporter as the winning bidder, Bidder will immediately execute the partial assignment form set forth below.


i Bidder acknowledges that it has the full authority to make this bid and bind itself and its agents and/or principals to this bid.


                           UNITED CITIES GAS COMPANY, a division of May 24, 2000

Atmos Energy Corporation
------------------------   -----------------------------------------------------

Date                                             BIDDER

                           By: /s/ GORDON J. ROY

                               Gordon J. Roy
                               Vice President

                         PARTIAL ASSIGNMENT OF CAPACITY
                      ON ARKANSAS WESTERN PIPELINE COMPANY

A. United Cities Gas Company a, division of Atmos Energy Corporation ("Replacement Shipper") has submitted the winning bid for firm capacity on the system of Arkansas Western Pipeline Company ("Transporter") for capacity released by Associated Natural Gas Company, a division of Arkansas Western Gas Company ("Releasing Shipper"), and understands that its bid of (date) June 1, 2000 has been accepted by Transporter.

B. Replacement Shipper has read and understands the terms and conditions under which the Releasing Shipper has permanently released such capacity on Transporter and hereby contracts for such capacity, in accordance with its bid, subject to terms and conditions set forth on Transporter's FERC Gas Tariff and the Service Agreement between the Releasing Shipper and Transporter (copy of bid and release notice attached). Replacement Shipper adopts such Service Agreement for the assigned capacity, and from and after the effective date of the referenced release shall be fully liable to Transporter for all demand charges, volumetric charges, surcharges, and other charges arising under the terms of the Service Agreement with Transporter for such assigned capacity from and after that effective date.

C. Releasing Shipper hereby makes a partial assignment of its rights and obligations under contract number FTS - 01 in accordance with the attached bid and release notice. This assignment is made in accordance with Transporter's FERC Gas Tariff.

                               Releasing Shipper: Associated Natural Gas Co.
                             Charles V. Stevens, Sr. Vice President
                             UNITED GAS a division of Atmos Energy Corporation

                             BY:
                                        CITIES COMPANY

                               /s/ GORDON J. ROY
                               -------------------------------------------------
                               Replacement Shipper Gordon J. Roy, Vice President

                             Transporter:

                             Arkansas Western Pipeline Company